UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 17, 2011 (June 16, 2011)

SHOE CARNIVAL, INC.
(Exact name of registrant as specified in its charter)

Indiana	0-21360	35-1736614
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7500 East Columbia Street, Evansville, Indiana  47715
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (812) 867-6471

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

 At the 2011 Annual Meeting of Shareholders of Shoe Carnival, Inc. (the "Company") held on June 16, 2011, the Company's shareholders re-approved the Shoe Carnival, Inc. 2006 Executive Incentive Compensation Plan (the "Plan") with certain amendments, including amending the definition of "Year" to extend the term of the Plan through January 30, 2016 and adding Comparable Store Sales, Average Sales Per Square Foot and Average Sales Per Square Foot for New Stores (each as defined in the Plan) as "Business Criteria" under the Plan.

 The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Shoe Carnival, Inc. 2006 Executive Incentive Compensation Plan, as amended June 16, 2011, which is filed as Exhibit 10-B hereto, is incorporated herein by reference and constitutes a part of this report.

Item 5.07    Submission of Matters to a Vote of Security Holders.

The Company held its 2011 Annual Meeting of Shareholders on June 16, 2011.  The following is a summary of the matters voted on at the meeting, as described in detail in the Company's definitive Proxy Statement filed on May 12, 2011, and the voting results for each matter.

1.	The two nominees for director were elected to serve three-year terms expiring at the 2014 annual meeting of shareholders and until their successors are elected and have qualified, as follows:

Nominee	For	Withhold	Broker Non-Votes
J. Wayne Weaver	10,146,411	1,686,553	733,407
Gerald W. Schoor	10,179,974	1,652,990	733,407

2.	By the following vote, the shareholders approved the advisory (non-binding) vote on the compensation paid to the Company's named executive officers:

For	Against	Abstain	Broker Non-Votes
8,109,331	3,670,465	53,168	733,407

3.
The shareholders cast their votes with respect to the advisory (non-binding) vote on the frequency of future shareholder advisory votes on the compensation paid to the Company's named executive officers as follows:

1 Year	2 Years	3 Years	Abstain
5,983,454	47,871	5,749,210	52,429

The Board of Directors has considered the vote of the Company's shareholders as to the frequency of future shareholder advisory votes on executive compensation and has determined that the Company will hold future shareholder advisory votes on executive compensation every year until the next advisory vote on frequency.

4.	By the following vote, the shareholders re-approved the Shoe Carnival, Inc. 2006 Executive Incentive Compensation Plan, as amended:

For	Against	Abstain	Broker Non-Votes
11,586,338	193,348	53,278	733,407

5.	The appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for fiscal 2011 was ratified by the following shareholder vote:

For	Against	Abstain	Broker Non-Votes
12,478,535	86,604	1,232	0

Item 9.01      Financial Statements and Exhibits.

(d)  Exhibits:

The following item is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Exhibit

10-B	Shoe Carnival, Inc. 2006 Executive Incentive Compensation Plan, as amended June 16, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 17, 2011

SHOE CARNIVAL, INC.

By:	/s/ W. Kerry Jackson
	Name:	W. Kerry Jackson
	Title:	Executive Vice President and Chief
Financial Officer